CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST

AMENDMENT TO SECURITY AGREEMENT

THIS CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), with an effective date of June 30, 2012, is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Parent, Borrower, the other Loan Parties, and Agent are parties to that certain Security Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Security Agreement");

WHEREAS, Borrower has requested that Agent and Lenders consent to the sale by Redscout LLC of all of its equity interests in Hapify LLC, a Delaware limited liability company ("Hapify"), to Roo Rogers pursuant to that certain Membership Interest Purchase Agreement dated as of June 30, 2012, a copy of which is attached hereto as Exhibit A, for a purchase price in the amount of $10 (such sale, the "Hapify Sale")

WHEREAS, Borrower has requested that Agent and Lenders consent to the sale by MDC Corporate (US) Inc. of all of its equity interests in The Bull-White House LLC, a Delaware limited liability company ("Bull White House") to Matthew Bull and Andrew Whitehouse pursuant to that Membership Interest Purchase Agreement dated as of June 30, 2012, a copy of which is attached hereto as Exhibit B, for a purchase price in the amount of $10 plus certain other deferred payments set forth therein (such sales, the "Bull White House Sale", and together with the Hapify Sale collectively, the "Immaterial Sub Sales");

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and modify each of the Credit Agreement and the Security Agreement as provided herein, in each case subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.          Consent. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, Agent and Lenders hereby consent to the Immaterial Sub Sales and hereby agree to release all liens of Agent and Lenders in the equity interests of Bull White House and Hapify upon consummation of the Immaterial Sub Sales.

3.          Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, the Credit Agreement is hereby amended as follows:

(a)          Each of Section 2.4(e)(i) and Section 2.4(e)(ii) of the Credit Agreement is hereby amended to deleted the phrase "Excess Availability would be less than $15,000,000" and replace it with the following: "Excess Availability would be less than the Earnout Threshold Amount".

(b)          Clause (i) of Section 2.12(b) of the Credit Agreement is hereby amended by deleting the reference to "3 months" contained therein and inserting "1, 2 or 3 Months" in lieu thereof.

(c)          Clause (ii) of Section 2.13(a) of the Credit Agreement is hereby amended by (i) deleting the phrase "regarding capital adequacy" and replacing it with "regarding capital adequacy or liquidity" and (ii) deleting the phrase "with respect to capital adequacy" and replacing it with "with respect to capital adequacy and liquidity".

(d)          Section 2.13 of the Credit Agreement is hereby amended by adding the following paragraph (c) following paragraph (b) thereof:

" (c)          Notwithstanding anything herein to the contrary, (i) the issuance of any rules, regulations or directions under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall be deemed to be a change in law, rule, regulation or guideline for purposes of Sections 2.12 and 2.13 and the protection of Sections 2.12 and 2.13 shall be available to each Lender and Issuing Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed, so long as it shall be customary for lenders or issuing banks affected thereby to comply therewith."

(e)          Section 6.9(f) of the Credit Agreement is hereby amended by deleting the phrase "exceeds the Applicable Excess Availability Amount" and replacing it with the following: "exceeds the Dividend Threshold Amount".

(f)          Section 7(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e)          Total Leverage Ratio. Have a Total Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Applicable Date

4.25:1.0	For the 12 month period ending June 30, 2012

4.0:1.0	For the 12 month period ending
September 30, 2012 and for the 12 month period
ending on the last day of each calendar quarter thereafter

(g)          The definition of "Base LIBOR Rate" in Schedule 1.1 of the Credit Agreement is hereby amended by deleting the reference to "3 months" contained therein and inserting "1, 2 or 3 Months (as elected by Borrower in accordance with this Agreement)" in lieu thereof.

(h)          Schedule 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of " Excess Availability" in its entirety as follows:

"Excess Availability" means, as of any date of determination, (i) as used in the Credit Agreement, the amount equal to the Borrowing Base minus Revolver Usage at such time, (ii) as used in the Security Agreement, the amount equal to (a) the lesser of (x) $10,000,000 and (y) the Borrowing Base minus Revolver Usage at such time, plus (b) Availability minus the aggregate amount, if any, of all then outstanding and unpaid trade payables of Parent and its Subsidiaries which are more than sixty (60) days past due and all book overdrafts of Parent and its Subsidiaries in excess of historical practices with respect thereto, and (iii) as used in all other Loan Documents, the amount equal to Availability minus the aggregate amount, if any, of all then outstanding and unpaid trade payables of Parent and its Subsidiaries which are more than sixty (60) days past due and all book overdrafts of Parent and its Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

(i)          The definition of "Interest Period" in Schedule 1.1 of the Credit Agreement is hereby amended by deleting each reference to "3 months" contained therein and inserting "1, 2 or 3 Months" in lieu thereof.

(j)          Schedule 1.1 of the Credit Agreement is hereby amended to amend and restated paragraph (e) of the definition of "Permitted Acquisition" in its entirety as follows:

"(e) Borrower shall have Excess Availability plus Qualified Cash in an amount equal to or greater than the Applicable Excess Availability Amount after giving effect to the consummation of the proposed Acquisition."

(k)          Schedule 1.1 of the Credit Agreement is hereby amended to insert the following definitions in the proper order alphabetically:

"Dividend Threshold Amount" means, at any time that EBITDA as of the most recently ended twelve month period for which financial statements were required to be delivered pursuant to Section 5.1 (i) is greater than or equal to $150,000,000, $15,000,000, (ii) is less than $150,000,000 but greater than or equal to $125,000,0000, $20,000,000 and (iii) is less than $125,000,000, $25,000,000.

"Earnout Threshold Amount" means at any time that EBITDA as of the most recently ended twelve month period for which financial statements were required to be delivered pursuant to Section 5.1 (i) is greater than or equal to $150,000,000, $10,000,000, (ii) is less than $150,000,000 but greater than or equal to $125,000,0000, $15,000,000 and (iii) is less than $125,000,000, $20,000,000.

4.          Amendments to Security Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, the Security Agreement is hereby amended as follows:

(a)          The defined term "Triggering Event" in Section 1 of the Security Agreement is hereby amended by deleting the reference to "$25,000,000" contained therein and inserting "$20,000,000" in lieu thereof.

5.          Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement, the Security Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

6.          Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)          Agent shall have received a fully executed copy of this Amendment;

(b)          Agent shall have received an amendment fee in an amount of $75,000, in immediately available funds; and

(c)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

7.          Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)          All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)          No Default or Event of Default has occurred and is continuing; and

(c)          the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

8.          Miscellaneous.

(a)          Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

9.          Release.

(a)          In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the effective date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

72ANDSUNNY PARTNERS, LLC.
a Delaware limited liability company

Accent Marketing Services, L.L.C.,
a Delaware limited liability company

Adrenalina LLC,
a Delaware limited liability company

ANOMALY PARTNERS LLC,
a Delaware limited liability company

ALLISON & PARTNERS LLC,
a Delaware limited liability company

Attention Partners LLC,
a Delaware limited liability company

Bruce Mau Design (USA) LLC,
a Delaware limited liability company

Colle & McVoy LLC,
a Delaware limited liability company

Colle & McVoy, Inc.,
a Minnesota corporation

COMMUNIFX PARTNERS LLC,
a Delaware limited liability company

Company C Communications, Inc.,
a Delaware corporation

Company C CommunIcations LLC,
a Delaware limited liability company

CONCENTRIC PARTNERS LLC,
a Delaware limited liability company

Crispin Porter & Bogusky LLC,
a Delaware limited liability company

DONER PARTNERS LLC,
a Delaware limited liability company

DOTBOX LLC,
a Delaware limited liability company

Dotglu LLC, a Delaware limited liability company

EXPECTING PRODUCTIONS, LLC,
a California limited liability company
By: Hudson and Sunset Media, LLC, its sole member

GUARDIANT WARRANTY, LLC,
a Delaware limited liability company

Hello Design, LLC,
a California limited liability company

HL Group Partners LLC,
a Delaware limited liability company

HUDSON AND SUNSET MEDIA, LLC
(formerly known as Shout Media LLC),
a California limited liability company

HW ACQUISITION LLC,
a Delaware limited liability company

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC,
a Delaware limited liability company

KBP Holdings LLC,
a Delaware limited liability company

KBS+P ATLANTA LLC
(formerly known as Fletcher Martin LLC),
a Delaware limited liability company

KIRSHENBAUM BOND SENECAL &
Partners LLC (formerly known as Kirshenbaum
Bond & Partners LLC),
a Delaware limited liability company

Kirshenbaum Bond & Partners West LLC,
a Delaware limited liability company

KWITTKEN PR LLC,
a Delaware limited liability company

LAIRD + PARTNERS NEW YORK LLC,
a Delaware limited liability company

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

Margeotes Fertitta Powell LLC,
a Delaware limited liability company

Maxxcom (USA) Finance Company,
a Delaware corporation

Maxxcom (USA) Holdings Inc.,
a Delaware corporation

MDC Acquisition Inc.,
a Delaware Corporation

MDC Corporate (US) Inc.,
a Delaware corporation

MDC INNOVATION PARTNERS LLC
(d/b/a Spies & Assassins),
a Delaware limited liability company

MDC Travel, Inc.,
a Delaware corporation

MDC/KBP Acquisition Inc. (for itself and as
successor-in-interest to Hello Acquisition Inc.),
a Delaware corporation

MF+P Acquisition Co.,
a Delaware corporation

Mono Advertising, LLC,
a Delaware limited liability company

NEW TEAM LLC,
a Delaware limited liability company

Northstar Research GP LLC,
a Delaware limited liability company

Northstar Research Holdings USA LP,
a Delaware limited partnership

Northstar Research Partners (USA) LLC, a Delaware limited liability company

OUTERACTIVE, LLC,
a Delaware limited liability company

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

PULSE MARKETING, LLC,
a Delaware limited liability company

Redscout LLC,
a Delaware limited liability company

RELEVENT PARTNERS LLC,
a Delaware limited liability company

RJ PALMER PARTNERS LLC,
a Delaware limited liability company

Skinny NYC LLC,
a Delaware limited liability company

SLOANE & COMPANY LLC,
a Delaware limited liability company

Source Marketing LLC,
a New York limited liability company

TARGETCAST LLC,
a Delaware limited liability company

TargetCom LLC,
a Delaware limited liability company

TC Acquisition Inc.,
a Delaware corporation

THE ARSENAL LLC
(formerly known as Team Holdings LLC),
a Delaware limited liability company

Track 21 LLC,
a Delaware limited liability company

Traffic Generators, LLC,
a Georgia limited liability company

TRADE X PARTNERS LLC,
a Delaware limited liability company

VARICK MEDIA MANAGEMENT LLC,
a Delaware limited liability company

VitroRobertson LLC,
a Delaware limited liability company

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

Yamamoto Moss Mackenzie, Inc.,
a Delaware corporation

ZG Acquisition Inc. (for itself and as successor-
in-interest to MDC/CPB Holdings Inc.),
a Delaware corporation

Zyman Group, LLC,
a Delaware limited liability company

By:
Name: Mitchell Gendel
Title: Authorized Signatory

By:
Name: Michael Sabatino
Title: Authorized Signatory

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.), an Ontario corporation

ASHTON POTTER CANADA INC.,
an Ontario corporation

BOOM MARKETING INC., an Ontario corporation

HENDERSON BAS, an Ontario general partnership, by the members of its management committee

BRUCE MAU DESIGN INC.,
an Ontario corporation

BRUCE MAU HOLDINGS LTD.,
an Ontario corporation

TREE CITY INC.,
an Ontario corporation

VERITAS COMMUNICATIONS INC.,
an Ontario corporation

656712 ONTARIO LIMITED,
an Ontario corporation

NORTHSTAR RESEARCH HOLDINGS CANADA INC., an Ontario corporation

NORTHSTAR RESEARCH PARTNERS INC.,
an Ontario corporation

X CONNECTIONS INC., an Ontario corporation

STUDIO PICA INC., a federal company organized under the laws of Canada

6 DEGREES INTEGRATED COMMUNICATIONS CORP, an Ontario corporation

MAXXCOM (NOVA SCOTIA) CORP.,
a Nova Scotia corporation

BRYAN MILLS IRADESSO CORP.,
an Ontario corporation

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

KENNA COMMUNICATIONS LP,
an Ontario limited partnership
By:	Kenna Communications GP Inc.
Its general partner

CAPITAL C PARTNERS LP,
an Ontario limited partnership
By:	Capital C Partners GP Inc.
Its general partner

KENNA COMMUNICATIONS GP INC.,
an Ontario corporation

CAPITAL C PARTNERS GP INC.,
an Ontario corporation

CRISPIN PORTER + BOGUSKY CANADA LP,
an Ontario limited partnership
By: Its general partner, MDC Canada GP Inc.

KBS+P CANADA LP,
an Ontario limited partnership
By: Its general partner, MDC Canada GP Inc.

COMPUTER COMPOSITION OF CANADA LP,
an Ontario limited partnership
By: Its general partner, MDC Canada GP Inc.

MDC CANADA GP INC.,
a corporation incorporated under the laws of Canada

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

CRISPIN PORTER & BOGUSKY EUROPE AB,
a limited company existing under the laws of Sweden

By:
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

WELLS FARGO CAPITAL FINANCE, LLC,
formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

Bank of Montreal, as a Lender

By:
Name:
Title:

Goldman Sachs Lending Partners LLC, as a Lender

By:
Name:
Title:

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

EXHIBIT A

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement

EXHIBIT B

Signature Pages to Consent and Tenth Amendment to Credit Agreement and First Amendment to Security Agreement